Exhibit (m)(4)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 222% x $12,769.34
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $10,436.97
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   122.50
- Monthly Deduction***                $   774.58
- Mortality & Expense Charge****      $   120.54
+ Hypothetical Rate of Return*****   -$   150.01
                                     -----------
=                                     $   12,769 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                    COI
-----                  ---------
 1                      $  64.47
 2                      $  64.48
 3                      $  64.50
 4                      $  64.51
 5                      $  64.53
 6                      $  64.54
 7                      $  64.56
 8                      $  64.57
 9                      $  64.58
10                      $  64.60
11                      $  64.61
12                      $  64.63

Total                   $ 774.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
 1                  $  (12.95)
 2                  $  (12.87)
 3                  $  (12.79)
 4                  $  (12.71)
 5                  $  (12.62)
 6                  $  (12.54)
 7                  $  (12.46)
 8                  $  (12.38)
 9                  $  (12.30)
10                  $  (12.21)
11                  $  (12.13)
12                  $  (12.05)

Total               $ (150.01)



CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,769.34
- Year 5 Surrender Charge           $ 4,168.00
                                    ----------
=                                   $    8,601  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $15,425.46
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $12,214.11
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   122.50
- Monthly Deduction***                $   770.19
- Mortality & Expense Charge****      $   136.59
+ Hypothetical Rate of Return*****    $   740.63
                                      ----------
=                                     $   15,425 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----                 --------
 1                    $  64.17
 2                    $  64.17
 3                    $  64.17
 4                    $  64.18
 5                    $  64.18
 6                    $  64.18
 7                    $  64.18
 8                    $  64.19
 9                    $  64.19
10                    $  64.19
11                    $  64.19
12                    $  64.20

Total                 $ 770.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                 --------
 1                    $ 62.02
 2                    $ 61.97

 3                    $  61.91
 4                    $  61.86
 5                    $  61.80
 6                    $  61.75
 7                    $  61.69
 8                    $  61.64
 9                    $  61.58
10                    $  61.53
11                    $  61.47
12                    $  61.41

Total                 $ 740.63

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $ 15,425.46
- Year 5 Surrender Charge          $  4,168.00
                                   -----------
=                                  $    11,257  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $18,548.61
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $ 14,220.73
+ Annual Premium*                     $  3,500.00
- Premium Expense Charge**            $    122.50
- Monthly Deduction***                $    765.15
- Mortality & Expense Charge****      $    154.71
+ Hypothetical Rate of Return*****    $  1,870.23
                                      -----------
=                                     $    18,549 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                  COI
-------               --------
 1                    $ 63.83
 2                    $ 63.82
 3                    $ 63.81
 4                    $ 63.80
 5                    $ 63.78
 6                    $ 63.77
 7                    $ 63.76
 8                    $ 63.74
 9                    $ 63.73
10                    $ 63.72
11                    $ 63.70
12                    $ 63.69

Total                 $765.15

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                 Interest
-------               ---------
 1                    $  152.14
 2                    $  152.80
 3                    $  153.46
 4                    $  154.13
 5                    $  154.80
 6                    $  155.48
 7                    $  156.16
 8                    $  156.85
 9                    $  157.55
10                    $  158.25
11                    $  158.96
12                    $  159.67

Total                 $1,870.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $  18,548.61
- Year 5 Surrender Charge          $   4,168.00
                                   ------------
=                                  $     14,381 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $98,356.21
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 80,040.41
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,746.16
- Mortality & Expense Charge****     $    919.18
+ Hypothetical Rate of Return*****  -$  1,143.87
                                    ------------
=                                    $    98,356 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                  COI
------               ---------
 1                   $  311.74
 2                   $  311.82
 3                   $  311.90
 4                   $  311.98
 5                   $  312.06

 6                   $  312.14
 7                   $  312.22
 8                   $  312.30
 9                   $  312.38
10                   $  312.46
11                   $  312.54
12                   $  312.62

Total                $3,746.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month               Interest
-------             -----------
 1                  $   (97.84)
 2                  $   (97.38)
 3                  $   (96.92)
 4                  $   (96.46)
 5                  $   (96.00)
 6                  $   (95.55)
 7                  $   (95.09)
 8                  $   (94.63)
 9                  $   (94.18)
10                  $   (93.72)
11                  $   (93.27)
12                  $   (92.82)

Total               $(1,143.87)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 98,356.21
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    77,516 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $118,416.64
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $ 93,407.02
+ Annual Premium*                  $ 25,000.00
- Premium Expense Charge**         $    875.00
- Monthly Deduction***             $  3,713.57
- Mortality & Expense Charge****   $  1,039.79
+ Hypothetical Rate of Return***** $  5,637.98
                                   -----------
=                                  $   118,417  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month               COI
-------           ---------
 1                $  309.53
 2                $  309.52
 3                $  309.51
 4                $  309.49
 5                $  309.48
 6                $  309.47
 7                $  309.46
 8                $  309.45
 9                $  309.43
10                $  309.42
11                $  309.41
12                $  309.40

Total             $3,713.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

  Month                Interest
--------              ----------
 1                    $   468.22
 2                    $   468.51
 3                    $   468.80
 4                    $   469.09
 5                    $   469.39
 6                    $   469.68
 7                    $   469.97
 8                    $   470.27
 9                    $   470.56
10                    $   470.86
11                    $   471.16
12                    $   471.46

Total                 $ 5,637.98

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $118,416.64
- Year 5 Surrender Charge           $ 20,840.00
                                    -----------
=                                   $    97,577  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $141,966.63
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 108,479.84
+ Annual Premium*                   $  25,000.00
- Premium Expense Charge**          $     875.00
- Monthly Deduction***              $   3,676.18
- Mortality & Expense Charge****    $   1,175.77
+ Hypothetical Rate of Return*****  $  14,213.74
                                    ------------
=                                   $    141,967 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month             COI
-------         ---------
 1              $  307.04
 2              $  306.92
 3              $  306.80
 4              $  306.67
 5              $  306.55
 6              $  306.42
 7              $  306.29
 8              $  306.16
 9              $  306.03
10              $  305.90
11              $  305.77
12              $  305.63

Total           $3,676.18


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month               Interest
-------            -----------
 1                 $  1,147.90
 2                 $  1,154.37
 3                 $  1,160.89
 4                 $  1,167.47

 5       $  1,174.10
 6       $  1,180.79
 7       $  1,187.53
 8       $  1,194.33
 9       $  1,201.18
10       $  1,208.08
11       $  1,215.04
12       $  1,222.06

Total    $ 14,213.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 141,966.63
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $    121,127 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $12,070.98
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $ 9,886.46
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   122.50
- Monthly Deduction***                $   935.31
- Mortality & Expense Charge****      $   114.80
+ Hypothetical Rate of Return*****   -$   142.87
                                     -----------
=                                     $   12,071 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----      --------
 1         $  70.34
 2         $  70.36
 3         $  70.38
 4         $  70.40
 5         $  70.42
 6         $  70.43
 7         $  70.45
 8         $  70.47
 9         $  70.49
10         $  70.51
11         $  70.52
12         $  70.54

Total      $ 845.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month        Interest
-----       ----------
 1          $ (12.42)
 2          $ (12.33)
 3          $ (12.23)
 4          $ (12.14)
 5          $ (12.05)
 6          $ (11.95)
 7          $ (11.86)
 8          $ (11.76)
 9          $ (11.67)
10          $ (11.58)
11          $ (11.48)
12          $ (11.39)

Total       $(142.87)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 12,070.98
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $     7,903 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                    = $400,000 or 222% x $14,616.51
                    = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 11,593.81
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    930.72
- Mortality & Expense Charge****     $    130.23
+ Hypothetical Rate of Return*****   $    706.15
                                     -----------
=                                    $    14,617 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----      --------
 1         $  70.03
 2         $  70.04
 3         $  70.04
 4         $  70.05
 5         $  70.05
 6         $  70.06

 7         $  70.06
 8         $  70.07
 9         $  70.07
10         $  70.08
11         $  70.08
12         $  70.09

Total      $ 840.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month       Interest
------      --------
 1          $  59.49
 2          $  59.37
 3          $  59.26
 4          $  59.14
 5          $  59.02
 6          $  58.91
 7          $  58.79
 8          $  58.67
 9          $  58.55
10          $  58.43
11          $  58.31
12          $  58.19

Total       $ 706.15

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 14,616.51
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $    10,449 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                    = $400,000 or 222% x $17,612.90
                    = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4      $ 13,523.45
+ Annual Premium*                      $  3,500.00
- Premium Expense Charge**             $    122.50
- Monthly Deduction***                 $    925.45
- Mortality & Expense Charge****       $    147.66
+ Hypothetical Rate of Return*****     $  1,785.06
                                       -----------
=                                      $    17,613 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month         COI
------      --------
 1          $  69.68
 2          $  69.67
 3          $  69.66
 4          $  69.65
 5          $  69.64
 6          $  69.63
 7          $  69.62
 8          $  69.60
 9          $  69.59
10          $  69.58
11          $  69.57
12          $  69.56

Total       $ 835.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month       Interest
------     ----------
 1         $   145.97
 2         $   146.47
 3         $   146.96
 4         $   147.46
 5         $   147.97
 6         $   148.47
 7         $   148.99
 8         $   149.50
 9         $   150.02
10         $   150.55
11         $   151.08
12         $   151.61

Total      $ 1,785.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 17,612.90
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $    13,445 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,321.84
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 78,459.94

+ Annual Premium*                                       $25,000.00
- Premium Expense Charge**                              $   875.00
- Monthly Deduction***                                  $ 4,237.37
- Mortality & Expense Charge****                        $   902.55
+ Hypothetical Rate of Return*****                     -$ 1,123.18
                                                       -----------
=                                                       $   96,322 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month            COI
-----        ----------
 1           $   345.09
 2           $   345.18
 3           $   345.28
 4           $   345.38
 5           $   345.47
 6           $   345.57
 7           $   345.66
 8           $   345.76
 9           $   345.85
10           $   345.95
11           $   346.04
12           $   346.14

Total        $ 4,147.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month         Interest
-----        ----------
 1              $(96.31)
 2              $(95.82)
 3              $(95.32)
 4              $(94.83)

 5           $   (94.33)
 6           $   (93.84)
 7           $   (93.35)
 8           $   (92.86)
 9           $   (92.37)
10           $   (91.88)
11           $   (91.39)
12           $   (90.90)

Total        $(1,123.18)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $ 96,321.84
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $    75,482 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $116,071.31
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $ 91,631.18
+ Annual Premium*                       $ 25,000.00
- Premium Expense Charge**              $    875.00
- Monthly Deduction***                  $  4,201.91
- Mortality & Expense Charge****        $  1,021.44
+ Hypothetical Rate of Return*****      $  5,538.49
                                        -----------
=                                       $   116,071 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month           COI
-----        ---------
 1           $  342.68
 2           $  342.68
 3           $  342.68
 4           $  342.67
 5           $  342.67
 6           $  342.66
 7           $  342.66
 8           $  342.65
 9           $  342.65
10           $  342.64
11           $  342.64
12           $  342.63

Total        $4,111.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month         Interest
-----        ----------
 1           $   460.97
 2           $   461.07
 3           $   461.17
 4           $   461.28
 5           $   461.38
 6           $   461.49
 7           $   461.59
 8           $   461.70
 9           $   461.80
10           $   461.91
11           $   462.01
12           $   462.12

Total        $ 5,538.49

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                    $ 116,071.31
- Year 5 Surrender Charge              $  20,840.00
                                       ------------
=                                      $     95,231 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $139,266.36
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $ 106,489.04
+ Annual Premium*                           $  25,000.00
- Premium Expense Charge**                  $     875.00
- Monthly Deduction***                      $   4,161.13
- Mortality & Expense Charge****            $   1,155.52
+ Hypothetical Rate of Return*****          $  13,968.97
                                            ------------
=                                           $    139,266 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
------        ----------
 1            $   339.97
 2            $   339.85
 3            $   339.72
 4            $   339.59
 5            $   339.46
 6            $   339.33
 7            $   339.20

 8            $   339.07
 9            $   338.94
10            $   338.80
11            $   338.67
12            $   338.53

Total         $ 4,071.13

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----         ----------
 1            $  1,130.27
 2            $  1,136.25
 3            $  1,142.28
 4            $  1,148.36
 5            $  1,154.49
 6            $  1,160.67
 7            $  1,166.90
 8            $  1,173.18
 9            $  1,179.51
10            $  1,185.90
11            $  1,192.33
12            $  1,198.82

Total         $ 13,968.97

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $ 139,266.36
- Year 5 Surrender Charge                   $  20,840.00
                                            ------------
=                                           $    118,426  (rounded to the nearest dollar)